Subsequent events	12 Months Ended
Dec. 31, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
SUBSEQUENT EVENTS
30.	SUBSEQUENT EVENTS

On January 19, 2023, Siyata entered into warrant exercise agreements with fourteen existing accredited investors to exercise certain outstanding warrants to purchase up to an aggregate of 18,042,857 of the Company’s common shares. In consideration for the immediate exercise of the outstanding warrants for cash, the Company agreed to reduce the exercise price from $0.23 to $0.20 per share and issue new unregistered warrants to purchase up to an aggregate of 18,042,857 common shares with an exercise price of $0.20 per share. The gross proceeds to the Company from the exercise totaled approximately $3,608,571, prior to deducting warrant inducement agent fees and offering expenses. The new warrants are exercisable immediately upon issuance at an exercise price of $0.20 per share and have a term of exercise equal to five years. In connection with the exercise, the Company will be required pursuant to the terms of 2,989,130 of its remaining unexercised common share purchase warrants, to reduce the exercise price of such warrants from $0.23 per common share to an exercise price of $0.20 per common share.

On March 30, 2023, the SEC accepted the registration statement of the Company to the effect that all of the 21,031,987 outstanding $0.20 warrants become immediately a cashless exercise and their underlying shares become immediately tradeable. Therefore in the first week of April 2023, 17,116,987 warrants were exercised cashless in exchange for 17,116,987 common shares of the Company with 3,915,000 cashless warrants remaining unexercised.

The Company is presently under a cease trading order with the British Columbia Securities Commission, for late filing of the Company’s December 31, 2022 financial statements.